                                                                    Exhibit 99.2

  CASE NAME:                             Aerovox, Inc.                                  COMPARATIVE BALANCE SHEET
  CASE NUMBER:                           01-14680 jnf                                        FOR MONTH ENDED:

                                                           FILING
                                                            DATE           MONTH          MONTH          MONTH      MONTH     MONTH
                                                           6/6/01         6/30/01        7/28/01        8/25/01    9/29/01  10/27/01
                                                        -------------  -------------  -------------    --------   --------  --------
ASSETS

   CURRENT ASSETS:

    Cash                                                      432,066      2,120,007      3,216,732
                                                        -------------  -------------  -------------    --------   --------  --------

    Other negotiable instruments (i.e. CD's,                        0              0              0           0          0         0
                                                        -------------  -------------  -------------    --------   --------  --------
       Treasury Bills, etc.)

    Accounts Receivable, Gross (OPR-3)                      9,303,471      9,542,941      8,296,232
                                                        -------------  -------------  -------------    --------   --------  --------

    Less: Allowance for doubtful accounts                    (470,686)      (470,686)      (489,852)
                                                        -------------  -------------  -------------    --------   --------  --------

    Inventory, at cost                                     13,626,488     12,346,523     12,306,850
                                                        -------------  -------------  -------------    --------   --------  --------

    Prepaid expenses and other current assets                 326,088        692,636        774,440
                                                        -------------  -------------  -------------    --------   --------  --------

    Other:  Intercompany receivables (payables)             1,474,587      1,445,351      1,318,933
                                                        -------------  -------------  -------------    --------   --------  --------

   TOTAL CURRENT ASSETS                                    24,692,013    $25,676,771    $25,423,335          $0         $0        $0
                                                        -------------  -------------  -------------    --------   --------  --------

   PROPERTY,  PLANT,  AND EQUIPMENT, AT COST               50,433,309     50,399,555     50,422,044
                                                        -------------  -------------  -------------    --------   --------  --------

    Less: Accumulated Depreciation                        (23,448,974)   (23,756,755)   (24,037,799)
                                                        -------------  -------------  -------------    --------   --------  --------

   NET PROPERTY, PLANT AND EQUIPMENT                       26,984,334    $26,642,800    $26,384,245          $0         $0        $0
                                                        -------------  -------------  -------------    --------   --------  --------

   OTHER ASSETS
    Investments                                            14,100,192     14,331,200     14,380,821
                                                        -------------  -------------  -------------    --------   --------  --------

    Other:  Def. Fin. Cost and Org Costs                      178,687        177,604        176,521
                                                        -------------  -------------  -------------    --------   --------  --------

    Other Assets** (includes deposits)                      4,747,373      4,772,560      4,800,629
                                                        -------------  -------------  -------------    --------   --------  --------

TOTAL ASSETS                                              $70,702,599    $71,600,935    $71,165,551          $0         $0        $0
                                                        =============  =============  =============    ========   ========  ========

**Itemize if value of "Other Assets" exceeds 10% of "Total Assets"

  CASE NAME:                             Aerovox, Inc.
  CASE NUMBER:                           01-14680 jnf

                                                           FILING
                                                            DATE           MONTH          MONTH          MONTH      MONTH     MONTH
                                                          6-Jun-01       30-Jun-01      28-Jul-01      25-Aug-01  29-Sep-01 10/27/01
                                                        -------------  -------------  -------------    ---------  --------- --------
     LIABILITIES

        POST PETITION LIABILITIES (OPR-4)                           -      1,237,839        966,949
                                                        -------------  -------------  -------------    ---------  --------- --------

        PRE PETITION LIABILITIES

         Priority Debt                                      1,104,801        639,007        834,979
                                                        -------------  -------------  -------------    ---------  --------- --------

         Secured Debt                                      28,505,919     28,505,919     28,505,919
                                                        -------------  -------------  -------------    ---------  --------- --------

         Unsecured Debt                                    20,242,343     20,242,343     20,673,501
                                                        -------------  -------------  -------------    ---------  --------- --------

        TOTAL PRE PETITION LIABILITIES                     49,853,063     49,387,269     50,014,399            0          0        0
                                                        -------------  -------------  -------------    ---------  --------- --------

        OTHER LIABILITIES PER BOOK                          4,867,987      4,604,697      4,604,697
                                                        -------------  -------------  -------------    ---------  --------- --------

     TOTAL LIABILITIES                                     54,721,050     55,229,805     55,586,045            0          0        0
                                                        -------------  -------------  -------------    ---------  --------- --------

     SHAREHOLDER'S EQUITY (DEFICIT)

        REDEEMABLE COMMON STOCK                             1,746,400      1,762,800      1,670,495
                                                        -------------  -------------  -------------    ---------  --------- --------

        COMMON STOCK                                        5,450,979      5,450,979      5,450,979
                                                        -------------  -------------  -------------    ---------  --------- --------

        PAID IN CAPITAL                                     1,172,366      1,172,366      1,172,366
                                                        -------------  -------------  -------------    ---------  --------- --------

        RETAINED EARNINGS

         Through Filing Date                                9,674,670      9,674,670      9,674,670
                                                        -------------  -------------  -------------    ---------  --------- --------

         Post Filing Date                                           0        133,124       (437,156)
                                                        -------------  -------------  -------------    ---------  --------- --------

        ACCUMULATED OTHER COMPREHENSIVE PROFIT (LOS        (2,062,867)    (1,822,809)    (1,951,849)
                                                        -------------  -------------  -------------    ---------  --------- --------

     TOTAL SHAREHOLDERS' EQUITY                            15,981,549     16,371,130     15,579,505            0          0        0
                                                        -------------  -------------  -------------    ---------  --------- --------

     TOTAL LIABILITIES AND
     SHAREHOLDERS' EQUITY                                 $70,702,599    $71,600,935    $71,165,551           $0         $0       $0
                                                        =============  =============  =============    =========  ========= ========